UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Large Scale Biology (Vacaville)	Case No.	06-20046-A-11
_______________
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Feb-06	PETITION DATE:	01/09/06

1.
Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in   $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$22,159,894	$22,221,120
b. Total Assets	$25,148,066	$25,209,293	$26,046,595
c. Current Liabilities	$898,152	$889,819
d. Total Liabilities	$12,004,922	$12,996,589	$13,019,072

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$14,030	$104,768	$118,799
b. Total Disbursements	$75,258	$69,263	$144,521
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(61,227)	$35,505	$(25,722)
d. Cash Balance Beginning of Month	$58,741	$23,236	$23,236
e. Cash Balance End of Month (c + d)	$(2,486)	$58,741	$(2,486)

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(111,668)	$(66,496)	$(178,164)
5. Account Receivables (Pre and Post Petition)	$(10,492)	$(10,492)
6. Post-Petition Liabilities	$898,152	$889,819
7. Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X

15.           Check if paid: Post-petition taxes ___ ;                U.S. Trustee Quarterly Fees  ☒ ;    Check if filing is current for: Post-petition tax reporting and tax returns: ☒

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	3/9/06	/s/ Ronald Artale
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended      02/28/06

Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales			$7,138
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales		$0	$7,138
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit		$0	$7,138
$363		$363	6	Interest		$761	370
	$129,453	$(129,435)	7	Other Income:	Grants		$164,000
$12,232		$12,232	8	Other Receipts		$12,232	$9,589
		$0	9	License Fee		$25,000

$12,595	$129,435	$(116,840)	10	Total Revenues		$37,993	$181,097

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
$19,125	$43,250	$24,125	14	Contract Labor		$40,125	$100,677
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property
	$0	$0	17	Insurance		$14,679	$11,107
		$0	18	Management Fees
$40,672	$34,694	$(5,978)	19	Depreciation		$85,785	$35,000
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
$23,436	$42,182	$18,746	24	Other Administrative		$24,263	$57,334
		$0	25	Interest
		$0	26	Other Expenses:
$3,884	$0	$(3,884)	27	Employee Benefits		$5,826	$2,270
	$2,400	$2,400	28	Supplies			$2,218
		$0	29	Moving & Relocation			$10,000
$28,813	$53,541	$24,728	30	Patent Expenses		$28,813	$122,369
$8,333	$8,333	$0	31	License Fee		$16,666	$8,333
		$0	32
		$0	33
		$0	34

$124,263	$184,400	$60,137	35	Total Expenses		$216,157	$349,308

$(111,668)	$(54,965)	$(56,703)	36	Subtotal		$(178,164)	$(168,211)

				Reorganization Items:
	$24,883	$24,883	37	Professional Fees			$29,621
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42

$0	$24,883	$(24,883)	43	Total Reorganization Items		$0	$29,621

$(111,668)	$(30,082)	$(81,586)	44	Net Profit (Loss) Before Federal & State Taxes		$(178,164)	$(138,590)
		$0	45	Federal & State Income Taxes

$(111,668)	$(30,082)	$(81,586)	46	Net Profit (Loss)		$(178,164)	$(138,590)

Attach an Explanation or Variance to Statement of Operations (For variances greater than +/- 10% only):

In re: Large Scale (Vacaville)
Statement of Operations
(General Business Case)
Explanation of Variance to Statement of Operations

Line 7.	Other Income. Variance ($129,435). Grant payments were received in early March.

Line 14.	Contract Labor. Variance $24,125. Ron Artale elected to receive his payments in early March.

Line 24.	Other Administrative. Variance $18,746. Unable to determine more precisely the cost of utilities and insurance post suspension of operations.

Line 30.	Patent Expense. Variance $24,728. Unable to determine the specific costs by patent.

Line 37.	Professional Fees. Variance $24,883. Waiting for the courts to determine if payment to attorney is allowed.

BALANCE SHEET
 (General Business Case)
 For the Month Ended       February 28,2006

Assets
			From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted			$(2,487)
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)		A	$(10,492)
4	Inventory		B	$0
5	Prepaid expenses			$223,961
6	Professional retainers
7	Other:	Intercompany		$21,948,911
8

9	Total Current Assets			$22,159,894

	Property and Equipment (Market Value)

10	Real property		C	$0
11	Machinery and equipment		D	$59,301
12	Furniture and fixtures		D	$0
13	Office equipment		D	$6,523
14	Leasehold improvements		D	$121,257
15	Vehicles		D	$0
16	Other:		D
17			D
18			D
19			D
20			D

21	Total Property and Equipment			$187,081

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24	Other Assets			$1,205,556
25	Intangible Assets			$1,595,536
26
27

28	Total Other Assets			$2,801,092

29	Total Assets			$25,148,066

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:	Contract Workers	$7,500
42	License Fees	$16,666
43	Other: Deferred rent, accrued stock comp, accrued expenses	$873,986

44	Total Current Liabilities	$898,152

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities	$898,152

Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$7,615,052
48	Priority unsecured claims	F	$509,597
49	General unsecured claims	F	$3,982,121

50	Total Pre-Petition Liabilities	$12,106,770

51	Total Liabilities	$13,004,922

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing	$(191,626,585)
53	Capital Stock	$204,657,972
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case	$(178,163)
56	Post-petition contributions/(distributions) or (draws)
57	Shareholders notes receivable	$(2,429)

58	Market value adjustment	$(707,651)

59	Total Equity (Deficit)	$12,143,145

60 Total Liabilities and Equity (Deficit)	$25,148,066

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$(10,492)
31-60 Days
61-90 Days			$0
91+Days
Total accounts receivable/payable	$(10,492)	$0
Allowance for doubtful accounts
Accounts receivable (net)	$(10,492)

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add-
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost
Monthly	Lower of cost or market
Quarterly	Retail method
Semi-annually	Other
Annually	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Asets

Description	Cost	Market Value
Machinery & Equipment -
Lab Equipment	$7,309,277	$59,301
Facility Equipment	$240,063	0

Total	$7,549,340	$59,301

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Printers, Desks	$722,382	$6,523

Total	$722,382	$6,523

Leasehold Improvements -
Vacaville	$1,508,410	$913
Maryland	$2,311,111	$120,344

Total	$3,819,521	$121,257

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$7,615,052	$7,615,052
Priority claims other than taxes	$509,597	$509,597
Priority tax claims	$0	$0
General unsecured claims	$3,982,121	$3,982,121

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $ 10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statements(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/ (Decrease) in Cash and Cash Equivalents
For the Month Ended     02/28/06

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$9,589	$9,589
2	Cash Received from Sales
3	Interest Received	$363	$761
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Licenses		$25,000
8	Government Grants		$78,380
9	Cobra Payment	$1,651	$2,641
10	Shareholder Notes Receivable	$1,435	$1,435
11	Vendor Refund	$993	$993

12	Total Cash Receipts	$14,030	$118,799

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative	$71,347	$86,010
16	Capital Expenditures		$33,104
17	Principal Payments on Debt
18	Interest Paid
	Rent/Lease:
19	Personal Property
20	Real Property
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
	Taxes:
28	Employee Withholding
29	Employer Payroll Taxes		$1,402
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33	Employee Benefits	$3,884	$5,826
34	Insurance		$14,679
35	Agility Capital seizure of account		$3,500
36
37

38	Total Cash Disbursements:	$75,258	$144,521

39	Net Increase (Decrease) in Cash	$(61,227)	$(25,722)

40	Cash Balance, Beginning of Period	$58,741	$23,236

41	Cash Balance, End of Period	$(2,486)	$(2,486)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Large Scale Bioprocessing Inc.	Case No.	06-20046-A-47
_________________
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Feb-06	PETITION DATE:	01/09/06

1.
Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$(18,322,728)	$(18,371,544)
b. Total Assets	$(12,464,728)	$(12,438,544)	$(13,609,548)
c. Current Liabilities	$50,884	$50,884	454,602
d. Total Liabilities	$463,201	$463,201	$463,202

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$100,000	$50,000	$150,000
b. Total Disbursements	$26,184	$0	$26,184
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$73,816	$50,000	$123,816
d. Cash Balance Beginning of Month	$50,000	$0	$0
e. Cash Balance End of Month (c+ d)	$123,816	$50,000	$123,816

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(73,816)	$(52,820)	$(126,636)
5. Account Receivables (Pre and Post Petition)	$28,000	$53,000
6. Post-Petition Liabilities	$50,884	$50,884
7. Past Due Post-Petition Account Payables (over 30 days)	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X

15.           Check if paid: Post-petition taxes ___ ;                U.S. Trustee Quarterly Fees  ☒ ;    Check if filing is current for: Post-petition tax reporting and tax returns: ☒
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	3/9/06	/s/ Ronald Artale
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended      02/28/06

Current Month
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales	$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit	$0	$0
		$0	6	Interest
		$0	7	Other Income:
		$0	8
		$0	9

$0	$0	$0	10	Total Revenues	$0	$0

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
$2,500	$5,000	$2,500	14	Contract Labor	$2,500	$5,000
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property
		$0	17	Insurance
		$0	18	Management Fees
$47,632	$47,632	$0	19	Depreciation	$100,452	$45,000
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
$23,684	$27,882	$4,198	24	Other Administrative	$23,684	$2,075
		$0	25	Interest
		$0	26	Other Expenses:
		$0	27
		$0	28
		$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$73,816	$80,514	$6,698	35	Total Expenses	$126,636	$52,075

$(73,816)	$(80,514)	$6,698	36	Subtotal	$(126,636)	$(52,075)

				Reorganization Items:
		$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42

$0	$0	$0	43	Total Reorganization Items	$0	$0

$(73,816)	$(80,514)	$6,698	44	Net Profit (Loss) Before Federal & State Taxes	$(126,636)	$(52,075)
		$0	45	Federal & State Income Taxes

$(73,816)	$(80,514)	$6,698	46	Net Profit (Loss)	$(126,636)	$(52,075)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

In re: Large Scale Bioprocessing
Statement of Operations
(General Business Case)
Explanation of Variance to Statement of Operations

Line 14.	Contract Labor. Variance ($2,500). Payments to Barry Bratcher were to commence on 2/7/06 and paid in arrears. The next bi-monthly pay date fell in the first week of March.

Line 24.	Other Administrative. Variance ($4,198). Unable to determine more precisely the cost of utilities post suspension of operations.

BALANCE SHEET
 (General Business Case)
 For the Month Ended       February 28,2006

Assets
			From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted			$123,816
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)		A	$28,000
4	Inventory		B	$0
5	Prepaid expenses
6	Professional retainers
7	Other:	Intercompany		$(18,474,544)
8

9	Total Current Assets			$(18,322,728)

	Property and Equipment (Market Value)

10	Real property		C	$5,266,132
11	Machinery and equipment		D	$690,776
12	Furniture and fixtures		D	$0
13	Office equipment		D	$43,092
14	Leasehold improvements		D	$0
15	Vehicles		D	$0
16	Other:		D
17			D
18			D
19			D
20			D

21	Total Property and Equipment			$6,000,000

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24	Other Assets			$8,000
25	Receipts for Sale of Assets			$(150,000)
26
27

28	Total Other Assets			$(142,000)

29	Total Assets			$(12,464,728)

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	Accured Expenses		$42,284
43	Arrured Stock Compensation		$8,600

44	Total Current Liabilities		$50,884

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$50,884

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$160,451
49	General unsecured claims	F	$251,866

50	Total Pre-Petition Liabilities		$412,317

51	Total Liabilities		$463,201

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(14,072,750)
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(126,636)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$1,271,457

59	Total Equity (Deficit)		$(12,927,929)

60 Total Liabilities and Equity (Deficit)			$(12,464,728)

Schedule C
Real Property

Description	Cost	Market Value
Land and Building in Owensboro, Ky	$5,015,737	$5,266,132

Total	$5,015,737	$5,266,132

Schedule D
Other Depreciable Asets

Description	Cost	Market Value
Machinery & Equipment -
Manufacturing Equipment	$5,263,953	$690,776

Total	$5,263,953	$690,776

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Desks, Office Furniture	$369,721	$43,092

Total	$369,721	$43,092

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of  Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)
Priority claims other than taxes	$160,451	$160,451
Priority tax claims	$0	$0
General unsecured claims	$251,866	$251,866

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of  $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
INCREASE/ (Decrease) in Cash and Cash Equivalents
For the Month Ended        02/28/06

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7
8	Sale of Assets	$100,000	$150,000
9
10
11
12	Total Cash Receipts	$100,000	$150,000

Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative	$23,684	$23,684
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
Rent/Lease:
19	Personal Property
20	Real Property
Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33	Contract Workers	$2,500	$2,500
34
35
36
37

38	Total Cash Disbursements:	$26,184	$26,184

39	Net Increase (Decrease) in Cash	$73,816	$123,816

40	Cash Balance, Beginning of Period	$50,000

41	Cash Balance, End of Period	$123,816	$123,816

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Predictive Diagnostics, Inc.	Case No.	06-20048-A-11
_______________
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Feb-06	PETITION DATE:	01/09/06

1.
Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in    $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$(3,473,467)	$(3,473,467)
b. Total Assets	$(3,160,833)	$(3,160,833)	$(3,150,137)
c. Current Liabilities	$62,705	$62,705	272,821
d. Total Liabilities	$308,821	$308,821	$308,821

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$0		$0
b. Total Disbursements	$0		$0
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$0	$0	$0
d. Cash Balance Beginning of Month	$0		$0
e. Cash Balance End of Month (c + d)	$0	$0	$0

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(9,399)	$(10,696)	$(20,095)
5. Account Receivables (Pre and Post Petition)	$0	$0
6. Post-Petition Liabilities	$62,705	$62,705
7. Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X

15.           Check if paid: Post-petition taxes ___ ;                U.S. Trustee Quarterly Fees  ☒ ;     Check if filing is current for: Post-petition tax reporting and tax returns:      ☒
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	3/9/06	/s/ Ronald Artale
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended      02/28/06

Current Month
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales	$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit	$0	$0
		$0	6	Interest
		$0	7	Other Income:		$0
$0	$0	$0	8			$0
$0	$0	$0	9

$0	$0	$0	10	Total Revenues	$0	$0

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
$0	$0	$0	14	Contract Labor
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property
$0	$0	$0	17	Insurance
		$0	18	Management Fees
$9,399	$9,399	$0	19	Depreciation	$20,095	$9,000
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
$0	$0	$0	24	Other Administrative
		$0	25	Interest
		$0	26	Other Expenses:
$0	$0	$0	27
		$0	28
	$0	$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$9,399	$9,399	$0	35	Total Expenses	$20,095	$9,000

$(9,399)	$(9,399)	$0	36	Subtotal	$(20,095)	$(9,000)

				Reorganization Items:
	$0	$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42

$0	$0	$0	43	Total Reorganization Items	$0	$0

$(9,399)	$(9,399)	$0	44	Net Profit (Loss) Before Federal & State Taxes	$(20,095)	$(9,000)
		$0	45	Federal & State Income Taxes

$(9,399)	$(9,399)	$0	46	Net Profit (Loss)	$(20,095)	$(9,000)

Attach an Explanation or Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
 (General Business Case)
 For the Month Ended       2/28,2006

Assets
		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted		$0
2	Cash and cash equivalents - restricted		$0
3	Accounts receivable (net)	A	$0
4	Inventory	B	$0
5	Prepaid expenses		$900
6	Professional retainers
7	Other:
8	Intercompany		$(3,474,367)

9	Total Current Assets		$(3,473,467)

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D	$307,209
12	Furniture and fixtures	D	$0
13	Office equipment	D	$5,426
14	Leasehold improvements	D	$0
15	Vehicles	D	$0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		$312,634

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24
25
26
27

28	Total Other Assets		$0

29	Total Assets		$(3,160,833)

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	Accured Stock Compensation		$36,000
43	Accured Expenses		$26,705

44	Total Current Liabilities		$62,705

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$62,705

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$10,000
49	General unsecured claims	F	$236,116

50	Total Pre-Petition Liabilities		$246,116

51	Total Liabilities		$308,821

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(3,458,958)
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(20,095)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$9,399

59	Total Equity (Deficit)		$(3,469,654)

60 Total Liabilities and Equity (Deficit)			$(3,160,833)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days
31-60 Days
61-90 Days			$0
91+Days
Total accounts receivable/payable	$0	$0
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add-
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.

Yes	No

How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost
Monthly	Lower of cost or market
Quarterly	Retail method
Semi-annually	Other
Annually	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Asets

Description	Cost	Market Value
Machinery & Equipment -
Lab Equipment - Maldio, Tecan	$623,322	$307,209

Total	$623,322	$307,209

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Printers, Servers, Mass Specs, Desks	$788,620	$5,426

Total	$788,620	$5,426

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)
Priority claims other than taxes	$10,000	$10,000
Priority tax claims	$0	$0
General unsecured claims	$236,116	$236,116

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $ 10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statements(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
INCREASE/ (Decrease in Cash and Cash Equivalents
For the Month Ended 02/28/06

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7
8
9
10
11
12	Total Cash Receipts	$0	$0

Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
Rent/Lease:
19	Personal Property
20	Real Property
Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33
34
35
36
37

38	Total Cash Disbursements:	$0	$0

39	Net Increase (Decrease) in Cash	$0	$0

40	Cash Balance, Beginning of Period	$0

41	Cash Balance, End of Period	$0	$0